First Quarter 2019 Earnings Call David Burritt – President and Chief Executive Officer Kevin Bradley – Executive Vice President and Chief Financial Officer Sara Greenstein – Senior Vice President, Consumer Solutions Kevin Lewis – General Manager, Investor Relations May 3, 2019 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the first quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10- Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of the Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, restructuring charges, significant temporary idling charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs, and the reversal of our tax valuation allowance that are not part of the Company's core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of the Clairton coke making facility fire, the USW agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, significant temporary idling charges and restart and related costs associated with Granite City Works. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Today’s Highlights Endless Casting and Rolling Investment First Quarter 2019 Results ▪ $1.2 Billion investment1 ▪ 1Q adjusted EBITDA: $285 million ▪ First state-of-the-art endless ▪ 1Q adjusted EPS: $0.47 casting and rolling line in the U.S. ▪ Balance sheet and capital structure ▪ $35/ton reduction in operating well positioned to support costs execution of our strategy ▪ Creates new product boundaries … gauge and width combinations not available today in the U.S. ▪ Delivers significant environmental benefits 1Includes $150-$200M for a cogeneration facility at Clairton 4

Building a Solid Foundation for Our Future OUR STRATEGY CRITICAL SUCCESS FACTORS ▪ Enhance operational excellence: 1 safe, environmentally responsible, reliable and cost effective Move Down the Cost Curve operations ▪ Create operating leverage: 2 revitalized steelmaking assets with Win in Attractive Markets improved operational performance ▪ Invest in technology: 3 cost structure and product capabilities to serve attractive Move Up the Talent Curve markets 5

Positions the Mon Valley to Compete and Win Expands Structural Cost Greater Footprint Optionality Advantage at Mon Valley by $35/ton Improves yields significantly Expands ability to serve a broader range of markets and customers Requires less externally Facilitates improved product loading purchased energy at other flat-rolled facilities to maximize product mix and margins Creates more efficient staffing Adds third production site with AHSS capabilities Improves overall operating Improves ability to efficiently efficiency schedule and execute planned outages for routine maintenance and facility upgrades 6

A Cogen Improves Our Environmental Performance and Energy Efficiency Cogeneration Facility Environmental Benefits Improves the energy efficiency of the Mon Valley Works Complex Significantly reduces air emissions and significantly improves overall ▪ environmental performance of our A cogeneration facility converts process operations across the Mon Valley off-gas to electricity and steam Works Complex ▪ Upon commissioning of the new endless Results in the elimination of some third casting and rolling facility, excess coke party electricity purchases, reducing oven gas will be converted to electricity our carbon footprint and steam using the cogeneration facility Capex ~$150-$200M 7

Creating New Boundaries Through Dimensions and Differentiation Investment: Asset Revitalization Endless Casting and Rolling New Boundaries: More Automotive Line Pipe HRC AHSS Industrial HRC Ability to to Ability HRC Differentiate Less Going thinner Going thicker Thin Steel Gauge Thick 8

Proactively De-Risked Our Debt Maturity Profile MaturityReduction profile in Reduction in near-term significantlycontrollableDebt overheadextended Maturity~$150M2025 maturities ~$1.8B next significant EBITDA opportunity Reduction in near-term Profile Debt maturity maturities March 2019: $317M $752M $759M $527M $227M $66M $5M $6M $13M $62M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ June 2017: $2,089M $1,185M $527M $435M $410M $165M $12M $59M $0M $60M $0M $108M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 9

A Compelling Investment Supported by Flexible Financing

~$1.2B
capital investment[1]

15+%
return on investment

2019	2020	2021	2022
~$60M	~$400M	~$650M	~$90M

------- Investment horizon & associated capex -------

Opportunistically optimize financing with a combination of the following:

- Vendor-supported financing
- Senior unsecured notes
- Cash / ABL

--------- Potential financing ---------

[1]Includes $150-$200M for a cogeneration facility at Clairton

United States Steel Corporation

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Technology investments expected to drive significant EBITDA accretion


USSK Dynamo Line


Tubular EAF


Endless Casting and Rolling

EBITDA benefits from technology investments

3-4 years out

~$390M
EBITDA opportunity

USSK Dynamo Line
~$130M Capex
2021 EBITDA

Completion of Tubular EAF
~$280M[1] Capex
2021 EBITDA

Mon Valley Endless Casting and Rolling Line
~$1,200M Capex
2023 EBITDA


~$390M
~$35M
~$80M
~$275M

EBITDA Contribution from Strategic Projects

[1] Excludes the sunk cost from work completed before the pause in construction. Includes costs associated with upgrades to the rounds caster. $280M includes the addition of the air separation unit to the remaining cost of the project.

United States Steel Corporation
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First Quarter 2019 Financial Highlights Flat-rolled Adjusted EBITDA1 $ Millions $199 • Total first quarter adjusted EBITDA1 of $123 $285 million 1Q 2018 1Q 2019 Adjusted 1 6% 8% EBITDA 1 Margin: • Year-over-year adjusted EBITDA U. S. Steel Europe Adjusted EBITDA1 $ Millions improvement of $30 million $130 $52 • Quarter performance ~$60M better Adjusted 1Q 2018 1Q 2019 than our expectations EBITDA1 16% 7% Margin: ➢ Flat-rolled: Stronger 1 Tubular Adjusted EBITDA $ Millions ➢ U. S. Steel Europe: In-line $21 ➢ Tubular: Stronger • Adjusted EPS2 of $0.47 ($14) Adjusted 1Q 2018 1Q 2019 EBITDA1 (5%) 6% Margin: 1 Earnings before interest, income taxes, depreciation and amortization; 2 Earnings per diluted share Note: For reconciliation of non-GAAP amounts see Appendix. 12

Recap • Strong 1Q financial performance • Game changing investment at the Mon Valley • Other technology investments expected to drive a significant expansion in margins 13

Q & A

Closing Remarks

Reconciliation of reported and adjusted diluted EPS ($ / share ) 1Q 2018 1Q 2019 Reported diluted EPS $0.10 $0.31 Clairton coke making facility fire ─ 0.16 Loss on debt extinguishment and other related costs 0.27 ─ Granite City Works temporary idling charges (0.05) ─ Adjusted earnings per diluted share $0.32 $0.47 16

Reconciliation of segment EBITDA Segment EBITDA – Flat-Rolled 1Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes $33 $95 Depreciation 90 104 Flat-Rolled Segment EBITDA $123 $199 Segment EBITDA – U. S. Steel Europe 1Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes $110 $29 Depreciation 20 23 U. S. Steel Europe Segment EBITDA $130 $52 Segment EBITDA – Tubular 1Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes ($27) $10 Depreciation 13 11 Tubular Segment EBITDA ($14) $21 17

Reconciliation of adjusted EBITDA ($ millions) 1Q 2018 1Q 2019 Reported net earnings attributable to U. S. Steel $18 $54 Income tax provision 1 8 Net interest and other financial costs 118 49 Reported earnings before interest and income taxes $137 $111 Depreciation, depletion and amortization expense 128 143 EBITDA $265 $254 Clairton coke making facility fire ─ 31 Granite City Works temporary idling charges (10) ─ Adjusted EBITDA $255 $285 18

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com